Supplement dated November 7, 2025
to the following statutory prospectus(es):
BOA FPVUL, BOA TNG, BOA ChoiceLife FPVUL, BOA The Next Generation II FPVUL, Nationwide YourLife Protection VUL - New York, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Survivorship VUL - New York, Marathon Performance VUL, Nationwide YourLife Accumulation VUL - Nationwide Life and Annuity Insurance Company, Nationwide YourLife Survivorship VUL, BOA CVUL Future, BAE Future Corporate FPVUL, Nationwide Innovator Corporate VUL, Waddell & Reed Accumulation VUL - New York, Waddell & Reed Protection VUL - New York, Waddell & Reed Protection VUL - Nationwide Life and Annuity Insurance Company, Waddell & Reed Accumulation VUL - Nationwide Life and Annuity Insurance Company, NLIC Options Premier, Nationwide YourLife Protection VUL - Nationwide Life and Annuity Insurance Company, Nationwide Protector IVUL, Nationwide Protector IVUL - Series H, Nationwide Accumulator IVUL and Nationwide Accumulator IVUL - Series H dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The effective date for the fund changes described in the supplement dated October 14, 2025, is now on or about December 1, 2025.
PROS-1128